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                                                                   Exhibit 10.12

                                 AVANTGO, INC.

                            1997 STOCK OPTION PLAN

                         NOTICE OF STOCK OPTION GRANT
                         ----------------------------

Jeff Webber
R.B. Webber & Co.
1717 Embarcadero Road, #2000
Palo Alto, CA 94303

     You have been granted an option to purchase Common Stock ("Common Stock")
                                                                ------------
of AvantGo, Inc. (the "Company") as follows:
                       -------

     Board Approval Date:                 October 19, 1999

     Date of Grant (Later of Board
          Approval Date or
          Commencement of
          Employment/Consulting):         October 19, 1999

     Vesting Commencement Date:           October 19, 1999

     Exercise Price Per Share:            $  2.25

     Total Number of Shares Granted:      40,000

     Total Exercise Price:                $90,000

     Type of Option:                      ____ Incentive Stock Option ("ISO")
                                                                        ---
                                            X  Nonstatutory Stock Option ("NSO")
                                          ----                             ---

     Term/Expiration Date:                October 18, 2009

     Vesting Schedule:                    This Option may be exercised
                                          immediately, in whole or in part, and
                                          shall vest in accordance with the
                                          following schedule: 1/6th of the
                                          Shares subject to the Option shall
                                          vest and become exercisable on the six
                                          (6) month anniversary of the Vesting
                                          Commencement Date; and 1/36th of the
                                          total number of Shares subject to the
                                          Option shall vest on the 19th of each
                                          month thereafter; provided, however,
                                          that 100% of the Shares subject to
                                          this option shall become vested and
                                          immediately exercisable if the
                                          Optionee is terminated
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                                          immediately following a transaction
                                          pursuant to Section 11(c) of the 1997
                                          Stock Option Plan.

     Termination Period:                  This Option may be exercised for 45
                                          days after termination of employment
                                          or consulting relationship except as
                                          set out in Sections 6 and 7 of the
                                          Stock Option Agreement (but in no
                                          event later than the Expiration Date).

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the 1997 Stock Option Plan and the Stock Option Agreement, both of which are attached and made a part of this document.



Jeff Webber:                        AvantGo, Inc.:


_______________________________     By: __________________________________
Signature


_______________________________     ______________________________________
Print Name                              Print Name and Title

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